================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): SEPTEMBER 8, 2004
                                                         -----------------






                                  DSL.NET, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      001-32264                                          06-1510312
--------------------------------------------------------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5TH FLOOR
             NEW HAVEN, CT                                  06511
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 772-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            5.02(b)

            On September 8, 2004, Roger Ehrenberg resigned from the Board of Directors of DSL.net, Inc. (the "Company"). Mr. Ehrenberg's resignation was not the result of any disagreement with the Company.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                DSL.NET, INC.


Date     September 10, 2004                     By:  /s/ Robert J. DeSantis
                                                     --------------------------
                                                Name:  Robert J. DeSantis
                                                Title:  Chief Financial Officer